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                            SAFECO COMMON STOCK TRUST
                            SAFECO MANAGED BOND TRUST
                            SAFECO MONEY MARKET TRUST
                            SAFECO TAXABLE BOND TRUST
                          SAFECO TAX-EXEMPT BOND TRUST

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2000
                       SUPPLEMENT DATED NOVEMBER 13, 2000

The following information replaces the paragraph following the subheading "High-Yield Bond Fund" on page 68 of the Advisor Class A, Advisor Class B and Advisor Class C Prospectus:

The High Yield Bond Fund is managed by a team of investment professionals at SAFECO Asset Management Company, the Fund's investment advisor. All investment decisions are made by this team and no single person has primary responsibility for making recommendations to the team.


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